UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2014

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-24843	47-0810385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska		68102
(Address of principal executive offices)		(Zip Code)

(402) 444-1630
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 20, 2014, America First Multifamily Investors, L.P. (the “Partnership”), issued a press release announcing the closing of the sale of an additional 1,200,000 shares representing assigned limited partnership interests in the Partnership at $5.95 per share pursuant to the exercise of an over-allotment option granted to the underwriters of the Partnership’s previously announced underwritten public offering of 8,000,000 shares.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.
Date: February 20, 2014

	By:	/s/ Mark A. Hiatt
Printed Name: Mark A. Hiatt
Title: President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 20, 2014